EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For Additional Information, Contact at (214) 981-5000:
Leldon E. Echols, Executive Vice President and Chief Financial Officer
Matthew G. Moyer, Vice President-Investor Relations
http://www.centex.com

CENTEX PROJECTS RECORD EARNINGS FOR FISCAL 2006

DALLAS - October 27, 2004: During its annual investor conference held today in Lansdowne, Virginia, Centex Corporation (NYSE: CTX) announced that net earnings per diluted share for the fiscal year ending March 31, 2006, should be in the range of $8.75 to $9.25.

     This range would represent approximately a 20% to 25% increase over the midpoint of Centex’s projected net earnings per diluted share for the fiscal year ending March 31, 2005, which the company raised in their second quarter earnings announcement yesterday.

     “Our neighborhood-based growth model and increasing profitability at the homebuilding operations, coupled with the strong positioning of our financial services businesses, enables us to forecast our tenth consecutive year of double-digit earnings increases,” said Centex Chairman and CEO Tim Eller.

     Through its subsidiaries, Centex ranks as one of America’s leading companies in the Home Building, Financial Services, Construction Services and Home Services industries.

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Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Centex is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only Centex’s belief at the time the statements were made regarding future events, which are subject to significant risks, uncertainties and other factors, many of which are outside of Centex’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. With respect to forward-looking statements relating to the business, operations, assets, liabilities, financial condition or results of operations of Centex, the risks and uncertainties to which these statements are subject include the following: general economic conditions and interest rates; the cyclical and seasonal nature of our businesses; adverse weather conditions; changes in property taxes and energy costs; changes in federal income tax laws and federal mortgage financing programs; governmental regulations; changes in governmental and public policy; changes in economic conditions specific to any one or more of our markets and businesses; competition; availability of land and raw materials; and unexpected operational difficulties. For example, increases in interest rates or decreases in demand for housing on a national or regional basis or increases in the cost or reductions in the supply of suitable land for development, or lumber or other building materials or labor, could affect the revenues or operating earnings of our homebuilding operations. Similarly, increases in interest rates could adversely affect demand for some of the mortgage loans offered by our mortgage finance operations. Finally, changes in national and regional economic conditions and levels of infrastructure and construction spending could adversely affect the results of operations of our construction services operations. These and other risks and uncertainties are described in greater detail in Centex’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (including under the captions “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), which are on file with the SEC and may be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. All forward-looking statements made are made as of the date hereof, and the risk that actual results will differ materially from expectations will increase with the passage of time. Centex undertakes no duty to update any forward-looking statement to reflect future events or changes in Centex’s expectations.